UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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LIGHTWAVE LOGIC, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1831 Lefthand Circle, Suite C

Longmont, CO 80501

April 7, 2015

Dear Fellow Stockholder:

The 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Lightwave Logic, Inc. (the “Company”) will be held at 10:00 a.m. (Mountain Time) on Friday, May 15, 2015 at the Hotel Boulderado, 2115 Thirteenth Street, Boulder, Colorado 80302. I hope you will be able to attend.

We have elected to take advantage of the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their stockholders over the Internet. Consequently, the majority of stockholders will not receive paper copies of our proxy materials. On or about April 7, 2015, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our 2014 Proxy Statement and Annual Report and vote online, by phone, in person or by mail. This Notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. This makes the proxy distribution process more efficient, while conserving resources.

The attached Notice of Annual Meeting and Proxy Statement describe the matters that we expect to be acted upon at the Annual Meeting. Management will be available to answer any questions you may have immediately after the Annual Meeting.

Please sign, date and return the enclosed Proxy without delay in the enclosed envelope, via telephone or via e-mail. The Company’s Annual Report on Form 10-K (including audited financial statements) for the fiscal year ended December 31, 2014 accompanies the Proxy Statement. The proxy materials and Annual Report included in this package are also available on the internet under the “Investors” page of the Company’s website at www.lightwavelogic.com.

All shares represented by Proxies will be voted at the Annual Meeting in accordance with the specifications marked thereon, or if no specifications are made, (i) as to Proposal 1, the Proxy confers authority to vote “FOR” all of the three (3) persons listed as candidates for a position on the Board of Directors; (ii) as to Proposal 2 the Proxy confers authority to vote “FOR” the approval of the amendment to the Company’s Articles of Incorporation; (iii) as to Proposal 3, the Proxy confers authority to vote “FOR” the ratification of Morison Cogen LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; (iv) as to Proposal 4 the Proxy confers authority to vote “FOR” the  compensation of our executive officers; (v) as to Proposal 5 the Proxy confers authority to vote “FOR” the approval of  every three (3) years as the frequently we should seek an advisory vote on the compensation of our named executive officers; and (vi) as to any other business which comes before the Annual Meeting, the Proxy confers authority to vote in the Proxy holder’s discretion.

The Company’s Board of Directors believes that a favorable vote for each candidate for a position on the Board of Directors and for all other matters described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement is in the best interest of the Company and its stockholders and recommends a vote “FOR” all candidates and all other matters. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed Proxy promptly.

Your vote is important and we encourage you to vote promptly. For record holders, whether or not you are able to attend the Annual Meeting in person, please follow the instructions contained in the Notice on how to vote via the Internet, by phone, or request a paper proxy card to complete, sign and return by mail so that your shares may be voted. If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.

Thank you for your investment and continued interest in Lightwave Logic, Inc.

Sincerely,

/s/ Thomas E. Zelibor

Thomas E. Zelibor

Chief Executive Officer

LIGHTWAVE LOGIC, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD FRIDAY, MAY 15, 2015

To our Stockholders:

Notice is hereby given that the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Lightwave Logic, Inc. (the “Company”) will be held at 10:00 a.m. (Mountain Time) on Friday, May 15, 2015 at the Hotel Boulderado, 2115 Thirteenth Street, Boulder, Colorado 80302, for the following purposes:

1.	To elect three (3) Directors to the Board of Directors to serve until the 2018 Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified;

2.

To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock, par value $.001, from 100,000,000 shares to 250,000,000 shares. The number of authorized shares of preferred stock, par value $.001, will not change and will remain at 1,000,000 shares;

3.	To ratify the appointment of Morison Cogen LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015;

4.	To hold an advisory vote on the compensation of our named executive officers;

5.	To hold an advisory vote on how frequently we should seek an advisory vote on the compensation of our named executive officers; and
6.	To consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on March 27, 2015, as the Record Date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

For a period of 10 days prior to the Annual Meeting, a stockholders list will be kept at the Company’s office and shall be available for inspection by stockholders during usual business hours. A stockholders list will also be available for inspection at the Annual Meeting.

Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT IN THE ENCLOSED STAMPED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU SIGN AND RETURN YOUR PROXY WITHOUT SPECIFYING YOUR CHOICES IT WILL BE UNDERSTOOD THAT YOU WISH TO HAVE YOUR SHARES VOTED IN ACCORDANCE WITH THE DIRECTORS’ RECOMMENDATIONS. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON.

By Order of the Board of Directors

/s/ Thomas E. Zelibor

Thomas E. Zelibor

Chief Executive Officer

April 7, 2015

PROXY STATEMENT

2015 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors (the “Board of Directors” or “Board”) of Lightwave Logic, Inc. of proxies to be voted at the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) that will be held at 10:00 a.m. (Mountain Time) on Friday, May 15, 2015 at the Hotel Boulderado, 2115 Thirteenth Street, Boulder, Colorado 80302 and at any adjournments thereof (the “Annual Meeting”). In this Proxy Statement, Lightwave Logic, Inc. is referred to as “we,” “us,” “our,” “Company” or “Lightwave Logic” unless the context indicates otherwise. The Annual Meeting has been called to consider and take action on the following proposals: (i) to elect three (3) Directors to the Board of Directors; (ii) to approve an amendment to the Company’s Articles of Incorporation; (iii) to ratify the appointment of Morison Cogen LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; (iv) to hold an advisory vote on the compensation of our named executive officers; (v) to hold an advisory vote on how frequently we should seek an advisory vote on the compensation of our named executive officers and (vi) to consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the proxy will vote on such other matters and/or for other nominees in accordance with their best judgment. The Company’s Board of Directors recommends that the stockholders vote in favor of each of the Director Nominees and each of the proposals, including those on an advisory basis. Only holders of record of Common Stock of the Company at the close of business on March 27, 2015(the “Record Date”) will be entitled to vote at the Annual Meeting.

The principal executive offices of our Company are located at 1831 Lefthand Circle, Suite C, Longmont, CO 80501, and our telephone number is 720-340-4949. The approximate date on which this Proxy Statement, the proxy card and other accompanying materials are first being sent or given to stockholders is April 7, 2015. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (“Annual Report”) is enclosed with these materials, but should not be considered proxy solicitation material. As is the practice of many other companies, the Company is now providing proxy materials by a “notice and access” process through the Internet. Those stockholders who wish to receive paper proxy materials may request them.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 15, 2015.

The Proxy Statement, Annual Report and a form of proxy card are under the “Investors” page of the Company’s website at www.lightwavelogic.com. Pursuant to rules adopted by the Securities and Exchange Commission, our Company is making this Proxy Statement and its Annual Report available to its stockholders electronically via the Internet. On or about April 7, 2015, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our 2015 Proxy Statement and Annual Report and vote online, by phone, in person or by mail. If you received the Notice by mail, you will not receive a printed copy of the proxy materials, unless specifically requested. If you received the Notice by mail and would like to receive a printed copy of our proxy materials you should follow the instructions for requesting such materials included in the Notice.

INFORMATION CONCERNING SOLICITATION AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the Internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), our Company has elected to provide access to its proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about April 7, 2015 to all stockholders of record entitled to vote at the Annual Meeting.

Why did I receive this Proxy Statement?

Our Board of Directors is soliciting your proxy to vote at the Annual Meeting because you were a stockholder of record at the close of business on March 27, 2015 (the “Record Date”), and are entitled to vote at the meeting. The Company has made this Proxy Statement and the Annual Report, along with either a proxy card or a voting instruction card, available to you on the Internet or, upon request, has delivered printed versions to you by mail beginning on or about April 7, 2015. This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

Who is entitled to vote?

Stockholders as of the close of business on the Record Date are entitled to vote. Each stockholder is entitled to one vote for each share of common stock held on the Record Date. Stockholders are not entitled to cumulative voting.

Who can attend the Annual Meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend.

What do I need to be admitted to the Annual Meeting?

In order to be admitted to the Annual Meeting, a stockholder must present proof of ownership of Lightwave Logic stock on the Record Date. Any holder of a proxy from a stockholder must present the proxy card, properly executed. If your shares are held in the name of a bank, broker or other holder of record, you must present proof of your ownership, such as a bank or brokerage account statement, to be admitted to the meeting. All stockholders must also present a form of personal identification in order to be admitted to the meeting.

What am I being asked to vote on at the meeting?

We are asking our stockholders to elect directors, approve an amendment to our Articles of Incorporation, ratify the appointment of our independent registered public accounting firm, hold an advisory vote on the compensation of our executive officers, and hold an advisory vote on how frequently we should seek an advisory vote on the compensation of our named executive officers.

How many votes are needed for approval of each item?

Proposal Number 1. Directors will be elected by a plurality of the votes cast in person or by proxy, meaning the three nominees receiving the most votes will be elected as directors. Stockholders are not entitled to cumulative voting with respect to the election of directors.

Proposal Number 2. The amendment to our Articles of Incorporation will be approved if the holders of a majority of the outstanding shares of common stock entitled to vote in person or by proxy and entitled to vote on the matter vote in favor of the proposal.

Proposal Number 3. The appointment of our independent registered public accounting firm will be ratified if a majority of the votes present in person or by proxy and entitled to vote on the matter vote in favor of the proposal.

Proposal Number 4. The advisory vote to approve the compensation of named executive officers will be approved if a majority of the votes present in person or by proxy and entitled to vote on the matter vote in favor of the proposal.

Proposal Number 5. The advisory vote to determine the frequency of future advisory votes on the compensation of named executive officers will be approved if a majority of the votes present in person or by proxy and entitled to vote on the matter vote in favor of the proposal. If none of the alternatives receives the majority of votes cast, the Company will consider the alternative that receives the highest number of votes cast by stockholders to be the frequency selected by the stockholders.

The approval of the advisory vote to approve the compensation of named executive officers and the approval of the advisory vote to determine the frequency of future advisory votes on the compensation of named executive officers are non-binding advisory votes.

Abstentions and broker non-votes will be treated as shares that are present, or represented and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting. Abstentions will not be counted in determining the number of votes cast in connection with any matter presented at the Annual Meeting. Broker non-votes will not be counted as a vote cast on any matter presented at the Annual Meeting.

What constitutes a quorum?

As of the Record Date, 58,405,704 shares of our common stock were issued and outstanding. The presence, either in person or by proxy, of the holders of thirty-three and one-third percent (33.3%) of these outstanding shares is necessary to constitute a quorum for the Annual Meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

How do I vote?

Record Holders: Stockholders may vote in person at the Annual Meeting, or by proxy via the proxy card, or via telephone or internet as instructed on the proxy card. If you will be returning your vote by use of the proxy card, indicate your voting preferences on the proxy card, sign and date it, and return it in the prepaid envelope provided with this Proxy Statement. If you return a signed proxy card but do not indicate your voting preferences, the proxies named in your proxy card will vote FOR all proposals on your behalf. You have the right to revoke your proxy any time before the meeting by (1) notifying the Company’s Secretary, or (2) returning a later-dated proxy. You may also revoke your proxy by voting in person at the meeting.

If you hold your shares in “street name”: Your broker, bank or other nominee will ask for your instructions, generally by means of a voting instruction form. If you do not provide voting instructions to your broker or other nominee, your shares will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote.

If your shares are held in the name of a bank or brokerage firm, you must obtain a proxy, executed in your favor, from the bank or broker, to be able to vote at the meeting.

What is the difference between being a “record holder” and “holding shares in street name?”

Most stockholders of the Company hold their shares through a Nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Record Holders: If your shares are registered directly in your name with our Company’s transfer agent, Broadridge, you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.

If you hold your shares in “street name”: If your shares are held in a stock brokerage account or by a Nominee, you are considered the beneficial owner of the shares which are held in “street name” and these proxy materials are being forwarded to you by your Nominee, who is considered the stockholder of record with respect to these shares. As the beneficial owner, you have the right to direct your Nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you request, complete and deliver a legal proxy from your Nominee. Your Nominee has enclosed a voting instruction card for you to use in directing the Nominee how to vote your shares.

What happens if I return my signed proxy card but forget to indicate how I want my shares of common stock voted?

If you sign, date and return your proxy and do not mark how you want to vote, your proxy will be counted as a vote “FOR” all of the nominees for directors and “FOR” all of the other proposals.

What happens if I do not instruct my broker how to vote or if I mark “abstain” or “withhold authority” on the proxy?

If you mark your proxy “abstain” or “withhold authority,” your vote will have the same effect as a vote against the proposal or the election of the applicable director. If you do not instruct your broker how to vote, your broker may vote for you on “routine” proposals but not on “non-routine” proposals. The ratification of our auditor is considered routine, but the election of directors and the other proposals are non-routine. Therefore, if you do not vote on the election of directors or provide voting instructions, your broker will not be allowed to vote your shares. Broker non-votes with respect to a matter will not be considered as present and entitled to vote with respect to that matter and thus will have no effect on the vote for that matter.

Can I change my voting instructions before the meeting?

Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his or her attorney authorized in writing or, if the stockholder is a corporation, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked. If your shares are held in the name of a bank or brokerage firm, you must obtain a proxy, executed in your favor, from the bank or broker, to be able to vote at the meeting.

Method of Counting Votes

Unless a contrary choice is indicated, all duly executed proxies will be voted in accordance with the instructions set forth on the proxy card. A broker non-vote occurs when a broker holding shares registered in street name is permitted to vote, in the broker’s discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote (the “non-vote”) on the non-routine matter. Under the rules and regulations of the primary trading markets applicable to most brokers, the ratification of the appointment of auditors is a routine matter on which a broker has the discretion to vote if instructions are not received from the client in a timely manner, and election of directors and the other remaining proposals are non-routine matters which requires the broker’s client to provide the broker with voting instructions. Abstentions will be counted as present for purposes of determining a quorum but will not be counted for or against the election of directors or any other proposals.

As to Item 1, the Proxy confers authority to vote for all of the three persons listed as candidates for a position on the Board of Directors even though the block in Item 1 is not marked unless the names of one or more candidates are lined out. The Proxy will be voted FOR Items 2-4 unless AGAINST or ABSTAIN is indicated. As to Item 5, the Proxy will be voted FOR the approval of every three (3) years, unless another period is indicated. If any other business is presented at the meeting, the Proxy shall be voted in accordance with the recommendations of the Board of Directors.

Who will count the vote?

Broadridge will tabulate the votes and act as inspector of election at the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

We intend to publish the final results in a current report on Form 8-K within four business days after the end of the Annual Meeting.

What does it mean if I get more than one proxy card?

It means that you hold shares registered in more than one account. You must return all proxies to ensure that all of your shares are voted.

How many copies of the Notice of Internet Availability, Proxy Statement or Annual Report to Stockholders will I receive if I share my mailing address with another security holder?

Unless we have been instructed otherwise, we are delivering only one Notice of Internet Availability, Proxy Statement or Annual Report to Stockholders to multiple security holders sharing the same address. This is commonly referred to as “householding.” We will however, deliver promptly a separate copy of the Notice of Internet Availability, Proxy Statement or Annual Report to Stockholders to a security holder at a shared address to which a single copy of such documents was delivered, on written or oral request. Requests for copies of the Notice of Internet Availability, Proxy Statement or Annual Report to Stockholders or requests to cease householding in the future should be directed to Andrew Ashton, Secretary, Lightwave Logic, Inc., 1831 Lefthand Circle, Suite C, Longmont, CO 80501. Telephone 720-340-4949. If you share an address with another stockholder and wish to receive a single copy of these documents, instead of multiple copies, you may direct this request to us at the address or telephone number listed above. Stockholders who hold shares in “street name” may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

How can I obtain additional proxy materials or other Company materials?

Copies of the Company’s SEC filings are available under the “Investors” page of the Company’s website at www.lightwavelogic.com. Any stockholder desiring additional proxy materials, a copy of any other document incorporated by reference in this Proxy Statement, or a copy of the Company’s bylaws should contact the Company’s Secretary. Requests should be directed to Andrew Ashton, Secretary, Lightwave Logic, Inc., 1831 Lefthand Circle, Suite C, Longmont, CO 80501. Telephone 720-340-4949.

Who pays for the cost of this proxy solicitation?

The Company pays for the cost of soliciting proxies on behalf of the Board of Directors. We have retained Morrow & Co., LLC, 470 West Ave., Stamford, Connecticut 06902, to aid in the solicitation of proxy materials for the estimated fee of $7,500 plus expenses.The Company also will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy material to beneficial owners. Proxies may be solicited by mail, telephone, other electronic means or in person. Proxies may be solicited by directors, officers and regular, full-time employees of the Company, none of whom will receive any additional compensation for their services.

Who are the largest principal stockholders?

See “Security Ownership of Certain Beneficial Owners” elsewhere in this Proxy Statement for a table setting forth each owner of greater than 5% of the Company’s common stock as of the Record Date.

What percentages of stock do the directors and officers own?

Together, they own approximately 12.23% of our Company common stock as of the Record Date. For information regarding the ownership of our common stock by management, see the section entitled “Security Ownership of Management” elsewhere in this Proxy Statement.

Do I have dissenters’ rights of appraisal?

Under Nevada Revised Statutes, our stockholders are not entitled to appraisal rights with respect to any of the items proposed to be voted upon at the Annual Meeting.

Where can I find general information about the Company?

General information about us can be found on our website at www.lightwavelogic.com. The information on our website is for informational purposes only and should not be relied upon for investment purposes. The information on our website is not incorporated by reference into this Proxy Statement and should not be considered part of this or any other report that we file with the Securities and Exchange Commission (“SEC”). We make available free of charge, either by direct access on our website or a link to the SEC’s website, our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as soon as reasonably practicable after such reports are electronically filed with, or furnished to, the SEC. Our reports filed with, or furnished to, the SEC are also available directly at the SEC’s website at www.sec.gov.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF EACH DIRECTOR NOMINEEE AND FOR A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

INFORMATION REGARDING DIRECTORS, EXECUTIVE

OFFICERS AND CORPORATE GOVERNANCE

BOARD OF DIRECTORS

Our bylaws provide that the number of directors who constitute our Board of Directors is determined by resolution of the Board of Directors, but the total number of directors constituting the entire Board of Directors shall not be less than three or more than nine. Our Board of Directors currently consists of eight directors. On July 25, 2013, certain provisions of our bylaws were amended, including provisions relating to: (i) Classes of Directors, whereby the Board of Directors is divided into three classes, as nearly equal in number as possible, designated: Class I, Class II and Class III. Prior to the amendment, there was only one class of directors; and (ii) Terms of Office, whereby provisions were created for staggered terms with each director serving for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, that each director initially appointed to Class I shall serve for an initial term expiring at the first annual meeting of stockholders following the effectiveness of this provision; each director initially appointed to Class II shall serve for an initial term expiring at the second annual meeting of stockholders following the effectiveness of this provision; and each director initially appointed to Class III shall serve for an initial term expiring at the third annual meeting of stockholders following the effectiveness of this provision; provided further, that the term of each director shall continue until the election and qualification of a successor and be subject to such director's earlier death, resignation or removal. Prior to the amendment, there were no staggered terms and each director served for a term of one (1) year.

The names of our directors, including the three nominees to be elected at the Annual Meeting, and certain information about each of them are set forth below.

Identity of directors

Name	Age	Position	Year First Elected Director

Thomas E. Zelibor	60	Chair of the Board of Directors; Chief Executive Officer	2008
James S. Marcelli	67	Director; President; Chief Operating Officer	2008
Andrew J. Ashton	41	Director; Senior Vice President; Secretary	2004
William C. Pickett, III	71	Director	2008
Joseph A. Miller	73	Director	2011
Ronald A Bucchi	60	Director	2012
Siraj Nour El-Ahmadi	50	Director	2013
George Lauro	56	Director	2014

Business Experience of Directors

Thomas E. Zelibor, Rear Admiral, USN (Ret). RADM Zelibor has served as our Chief Executive Officer and Chair of the Board of Directors (executive) since May 2012. RADM Zelibor previously served as Non-Executive Chair of the Board of Directors of our Company since October 2011, and has served as a director of our Company since July 2008. He also previously served on our Operation Committee. RADM Zelibor is in charge of the overall general management of the Company and supervision of Company policies, setting the Company’s strategies, formulating and overseeing the Company’s business plan, raising capital, expanding the Company’s management team and the general promotion of the Company. RADM Zelibor has over twenty years of strategic planning and senior leadership experience. Since April 2011 Mr. Zelibor served as the Chief Executive Officer and President of Zelibor & Associates, LLC, a management-consulting firm. From July 2008 to April 2011, Mr. Zelibor served as the Chief Executive Officer and President of Flatirons Solutions Corp., a professional services firm that provides consulting, systems integration, systems & software engineering, and program management expertise to corporate and government clients. Prior to that time, RADM Zelibor served in the U.S. Navy in a number of positions, including as the Dean of the College of Operational and Strategic Leadership at the United States Naval War College where he was responsible for the adoption of a corporate approach to leadership development; Director of Global Operations, United States Strategic Command; Director, Space, Information Warfare, Command and Control on the Navy staff; Department of the Navy, Deputy Chief Information Officer (CIO), Navy; Commander, Carrier Group Three and Commander, Naval Space Command.

Mr. James S. Marcelli. Mr. Marcelli has served as an officer and director of our Company since August 2008. Since May 2012 Mr. Marcelli has served as our Company’s President and Chief Operating Officer. Previously, from August 2008 to April 2012, Mr. Marcelli served as our President and Chief Executive Officer. Mr. Marcelli is in charge of the day-to-day operations of our Company and its movement to a fully functioning commercial corporation, and also serves as our Company’s principal financial officer. Since 2000, Mr. Marcelli has served as the president and chief executive officer of Marcelli Associates, a consulting company that offers senior management consulting, mentoring, and business development services to start-up and growth companies. Business segments Mr. Marcelli has worked with included an Internet networking gaming center, high-speed custom gaming computers, high tech manufacturing businesses and business service companies.

Mr. Andrew J. Ashton.  Mr. Ashton has served as an officer and director of our Company since July 2004. Mr. Ashton has served as our Senior Vice president since April 2009. Since 2004, his assistance in the creation of the synthetic chemistry of our novel molecular architecture has been fundamental to our Company's success.  His current duties include the development of chemical synthesis, providing extensive analytical support and assisting with our Company's management goals. Mr. Ashton is a skilled computer scientist and organic chemist who began his career in 1998 at the Army Research Laboratory on the Aberdeen Proving Grounds where he helped to design and implement computer interfaces for fiberglass composite analysis.

Mr. William C. Pickett, III. Mr. Pickett has served as a director of our Company since January 2008. Mr. Pickett enjoyed a 32 year career with E.I. DuPont de Nemours & Co., where he worked in numerous financial leadership positions, including serving from February 2002 to April 2004 as Chief Financial Officer of Invista, DuPont’s $7 billion man-made fibers company, which was ultimately sold to Koch Industries, Inc. From 2005 through 2011, Mr. Pickett served on the Board of Directors of the Ronald McDonald House of Delaware. He also served as Treasurer, was a member of the Executive Committee, and chaired the Finance Committee. He is currently a member of that organization's Finance Committee. Since 2004, Mr. Pickett has served on the Board of Trustees of Operation Warm, a not-for-profit organization, and chairs their Audit Committee. Mr. Pickett received his MBA from the Harvard Business School and a BA from Trinity College.

Dr. Joseph A. Miller, Jr.  Dr. Miller has served as a director of our Company since May 2011.  From 2002 to May 2012, Dr. Miller served as Executive Vice President and Chief Technology Officer of Corning Incorporated, having joined Corning Incorporated in 2001 as Senior Vice President and Chief Technology Officer.  Prior to joining Corning Incorporated, Dr. Miller was with E.I. DuPont de Nemours, Inc., where he served as Chief Technology Officer and Senior Vice President for Research and Development since 1994.  Dr. Miller began his career with DuPont in 1966.  Dr. Miller is a director of Greatbatch, Inc. and Dow Corning Corporation and holds a doctorate degree in Chemistry from Penn State University.

Mr. Ronald A. Bucchi. Mr. Bucchi has served as a director of our Company since June 2012.  Mr. Bucchi is currently a self employed C.P.A. with a specialized practice that concentrates in CEO consulting, strategic planning, mergers, acquisitions, business sales and tax. He works with domestic and international companies. Mr. Bucchi is currently a member of the board of directors of First Connecticut Bancorp, Inc. (Farmington Bank) (FBNK:NASDAQ GM), serving on Asset Liability Committee, the Governance and Loan committees in addition to chairing the Audit committee. He is currently the Treasurer and a member of the Board of Directors of the Petit Family Foundation, Inc. He has served on numerous other community boards and is past Chairman of the Wheeler Clinic and the Wheeler YMCA. He is a member of the Connecticut Society of Certified Public Accountants, American Institute of Certified Public Accountants and the National Association of Corporate Directors. Mr. Bucchi is a graduate of the Harvard Business School Executive Education program with completed course studies in general board governance, audit and compensation and a graduate of Central Connecticut State University where he received his B.S. in Accounting.

Mr. Siraj Nour El-Ahmadi. Mr. El-Ahmadi has served as a director of our Company since October 2013. Since 2004, Mr. El-Ahmadi has served as Founder, President and Chief Executive Officer of Menara Networks, a developer of innovative products and solutions that simplify layered optical transport networks. Mr. El-Ahmadi has over 17 years of experience in optical transmission in particular and the telecom industry in general. Prior to founding Menara, Mr. El-Ahmadi served as Vice President-Marketing & Product Management at Nortel where he was responsible for the OPTera LH 4000 ULR product (acquired from Qtera) that achieved over $200M in revenues in its first two years. Prior to that, Mr. El-Ahmadi was the Product Architect & Vice President of Product Management at Qtera Corporation, a successful technology start-up acquired by Nortel in 2000 for $3.25 billion. Mr. El-Ahmadi also held a Senior Manager position at Bell Northern Research and worked as a Transmission Engineer at WilTel (WorldCom) where he evaluated and deployed the world first bidirectional EDFA and bi-directional WDM transmission. Mr. El-Ahmadi holds a BS and MS in Electrical Engineering from the University of Oklahoma, is a member of Eta Kappa Nu and is the inventor of 11 patents, issued or pending, in the area of optical communications. He has authored a number of publications and is a frequent speaker at telecom and optical networking events and conferences.

Mr. George Lauro. Mr. Lauro has served as a director of our Company since May 2014. Since 2009, Mr. Lauro has served as Founder/Partner of Alteon Capital Partners, a Venture Capital Advisory firm. Mr. Lauro has 25 years of experience as a technology entrepreneur, operating executive and venture capitalist. He was a Managing Director at Wasserstein Perella, and head of West Coast technology investing. He has led and syndicated 18 private equity financing rounds and control deals, raising over $100M equity financing for portfolio companies and completed over $1 billion in M&A transactions. Mr. Lauro began his career in the hi-tech industry holding positions primarily focused on the commercialization of emerging technologies. He served as the Director of Technology Commercialization at IBM where he was responsible for transitioning technologies from research labs to the market. Also, he was the Director of New Business Development for Motorola. Mr. Lauro has previously served on numerous corporate boards of both public and private technology companies. Mr. Lauro holds a B.S. in Electrical Engineering from Brown University, a MBA from Wharton School – University of Pennsylvania, and he participated in aeronautical engineering graduate studies at MIT.

The Board of Directors believes that each of the Directors named above has the necessary qualifications to be a member of the board of directors. Each Director has exhibited during his prior service as a director the ability to operate cohesively with the other members of the board of directors. Moreover, the Board of Directors believes that each director brings a strong background and skill set to the Board of Directors, giving the Board of Directors as a whole competence and experience in diverse areas, including corporate governance and board service, finance, management and industry experience.

Transactions with Related Persons

No related party transaction was required to be reported herein.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. To the best of our knowledge, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to our Company during its most recent fiscal year and Forms 5 and amendments thereto furnished to our Company with respect to its most recent fiscal year, and any written representation referred to in paragraph (b)(1) of Item 405 of Regulation S-K, all of our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements.

CORPORATE GOVERNANCE

Code of Ethics

Our Company has adopted a Code of Ethics that applies to all of the Company’s employees, including its principal executive officer and principal financial officer. A copy of our Code of Ethics is available for review on the “Investors” page of our Company’s website www.lightwavelogic.com. The Company intends to disclose any changes in or waivers from its Code of Ethics by posting such information on its website.

Audit Committee

Our Company has in place a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Our audit committee was established on March 19, 2013. Our audit committee is governed by an audit committee charter, a current copy of which is available to security holders on our web site located at www.lightwavelogic.com. The purpose and power of our audit committee is to (a) retain, oversee and terminate, as necessary, the auditors of the Company, (b) oversee the Company's accounting and financial reporting processes and the audit and preparation of the Company's financial statements, (c) exercise such other powers and authority as are set forth in the audit committee charter, and (d) exercise such other powers and authority as assigned to it by resolution of the Board of Directors.

Our audit committee has reviewed and discussed the audited financial statements with management and has discussed with its independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The audit committee has received the written disclosures and the letter from its independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with its independent accountant its independent accountant’s independence. Based on the review and discussions described above, the audit committee recommended that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

Our audit committee is comprised of Ronald A. Bucchi, William C. Pickett, III, Joseph A Miller, Jr. and Siraj Nour El-Ahmadi. Mr. Bucchi serves as our audit committee financial expert as that term is defined by the rules promulgated by the Securities and Exchange Commission. Mr. Bucchi is an independent director, as defined below under the caption Director Independence.

Compensation Committee

Our Board of Directors does not have a standing compensation committee or committee performing similar functions. This is due to our development stage, the small number of executive officers involved with our Company, and the fact that we operate with few employees. Our full Board of Directors currently participates in the consideration of executive officer and director compensation. We do not have a Compensation Committee charter. Our Board of Directors is responsible for reviewing, recommending and approving our compensation policies and benefits, including the compensation of all of our executive officers and directors. Our Board of Directors also has the principal responsibility for the administration of our employee stock plan. Our Board of Directors will continue to evaluate, from time to time, whether it should appoint a standing compensation committee.

Executive officers who are also directors participate in determining or recommending the amount or form of executive and director compensation, but the ultimate determination of executive compensation is determined by the independent directors. Neither the Board of Directors nor management utilizes compensation consultants in determining or recommending the amount or form of executive and director compensation.

Nominating Committee

Our Board of Directors does not have a nominating committee. This is due to our development stage and smaller sized Board of Directors. Instead of having such a committee, our Board of Directors historically has searched for and evaluated qualified individuals to become nominees for membership on our Board of Directors. The directors recommend candidates for nomination for election or reelection for each annual meeting of stockholders and, as necessary, to fill vacancies and newly created directorships.

All of our director nominees have expressed their willingness to continue to serve as our directors. When new candidates for our Board of Directors are sought, all of our directors evaluate each candidate for nomination as director within the context of the needs and the composition of the board as a whole. The Board of Directors conducts any appropriate and necessary inquiries into the backgrounds and qualifications of candidates. When evaluating director nominees, our Board of Directors generally seeks to identify individuals with diverse, yet complementary backgrounds. Our directors consider both the personal characteristics and experience of director nominees, including each nominee’s independence, diversity, age, skills, expertise, time availability and industry background in the context of the needs of the Board of Directors and the Company. The Board of Directors believes that director nominees should exhibit proven leadership capabilities and experience at a high level of responsibility within their chosen fields, and have the experience and ability to analyze business and/or scientific issues facing our Company. In addition to business expertise, the Board of Directors requires that director nominees have the highest personal and professional ethics, integrity and values and, above all, are committed to representing the long-term interests of our stockholders and other stakeholders. To date, all new candidates have been identified by members of our Board of Directors, and we have not paid any fee to a third party to assist in the process of identifying or evaluating director candidates.

Our directors will consider candidates for nomination as director who are recommended by a stockholder and will not evaluate any candidate for nomination for director differently because the candidate was recommended by a stockholder. To date, we have not received or rejected any suggestions for a director candidate recommended by any stockholder or group of stockholders owning more than 5% of our common stock.

When submitting candidates for nomination to be elected at our annual meeting of stockholders, stockholders should follow the following notice procedures and comply with applicable provisions of our bylaws. To consider a candidate recommended by a stockholder for nomination at the 2016 Annual Meeting of Stockholders, the recommendation must be delivered or mailed to and received by our Secretary within the time periods discussed elsewhere in this Proxy Statement under the heading “Stockholder Proposals for 2016 Annual Meeting.” The recommendation must include the information specified in our bylaws for stockholder nominees to be considered at an annual meeting, along with the following:

•	The stockholder’s name and address and the beneficial owner, if any, on whose behalf the nomination is proposed;
•	The stockholder’s reason for making the nomination at the annual meeting, and the signed consent of the nominee to serve if elected;
•	The number of shares owned by, and any material interest of, the record owner and the beneficial owner, if any, on whose behalf the record owner is proposing the nominee;
•	A description of any arrangements or understandings between the stockholder, the nominee and any other person regarding the nomination; and
•

Information regarding the nominee that would be required to be included in our Proxy Statement by the rules of the Securities and Exchange Commission, including the nominee’s age, business experience for the past five years and any other directorships held by the nominee.

The information listed above is not a complete list of requisite information. The secretary will forward any timely recommendations containing the required information to our independent directors for consideration.

No material changes to the procedures by which our stockholders may recommend nominees to our Board of Directors has occurred since we last provided disclosure regarding these procedures in our Definitive Schedule 14A filed on July 22, 2014.

Operations Committee

Our Board of Directors has established an Operations Committee in order to utilize the talent of its members of the Board of Directors on a temporary basis for various short term Company projects. Our Board of Directors is charged with affirmatively determining that any director appointed to the Operations Committee does not have a relationship that would interfere with the exercise of independent judgment in carrying out his responsibilities as a director. Presently, George Lauro is serving on the Company’s Operations Committee. The Operations Committee Charter is available to stockholders on our website at www.lightwavelogic.com.

Director Independence

Although we are currently traded on the Over-the-Counter Markets, our Board has reviewed each of the directors’ relationships with the Company in conjunction with Section 121 of the listing standards of the NYSE Amex and has affirmatively determined that five of our directors, William C. Pickett, III, Joseph A. Miller, Jr., Ronald A. Bucchi, Siraj Nour El-Ahmadi and George Lauro, are independent directors in that they are independent of management and free of any relationship that would interfere with their independent judgment as members of our Board of Directors. Our Company does not have a separately designated nominating or compensation committee or committee performing similar functions; therefore, our full Board of Directors currently serves in these capacities. Three members of our Board of Directors, Thomas E. Zelibor, James S. Marcelli and Andrew J. Ashton, are not independent directors pursuant to the standards described above. Mr. Bucchi serves as our audit committee financial expert as that term is defined by the rules promulgated by the Securities and Exchange Commission.

Policies and Procedures for Related-Party Transactions

Our Company does not have any formal written policies or procedures for related party transactions, however in practice, our board of directors reviews and approves all related party transactions and other matters pertaining to the integrity of management, including potential conflicts of interest, trading in our securities, or adherence to standards of business conduct.

Board Leadership Structure

Our bylaws provide the Board of Directors with flexibility to combine or separate the positions of Chairman of the Board of Directors and Chief Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of our Company. Our current structure is that one person, Thomas Zelibor, serves as our Chief Executive Officer and Chairman of the Board of Directors. Mr. Zelibor is responsible for the day-to-day leadership of the Company. He also performs a variety of functions related to our corporate governance, including coordinating board activities with our lead independent director, setting relevant items on the agenda and ensuring adequate communication between the Board of Directors and management, which he does in conjunction with the other independent directors, including our lead independent director. Our Company’s lead independent director is William C. Pickett, III. Mr. Pickett’s duties include, among other things, serving as the chair of the independent directors, serving as the principal liaison between the independent directors and the chairman of the Board of Directors, advising and coordinating with the Chairman of the Board of Directors on various board matters, and leading the board’s review of our Chief Executive Officer. Our Board of Directors has determined that maintaining the independence of a majority of our directors helps maintain its independent oversight of management. Further, our Board of Directors has determined that this leadership structure is appropriate for the size of our Company.

Risk Oversight

The Board of Directors is actively involved in the oversight of risks, including strategic, operational and other risks, which could affect our business. The Board of Directors does not have a standing risk management committee, but administers this oversight function directly through the Board of Directors as a whole, which oversee risks relevant to their respective functions. The Board of Directors considers strategic risks and opportunities and administers its respective risk oversight function by evaluating management’s monitoring, assessment and management of risks, including steps taken to limit our exposure to known risks, through regular interaction with our senior management and in board and committee deliberations that are closed to members of management. The interaction with management occurs not only at formal Board and committee meetings but also through periodic and other written and oral communications.

Stockholder Communications with the Board

Stockholders who desire to communicate with the Board of Directors, or a specific director, may do so by sending the communication addressed to either the Board of Directors or any director, c/o Lightwave Logic, Inc., 1831 Lefthand Circle, Suite C, Longmont, CO 80501. These communications will be delivered to the Board, or any individual director, as specified.

Meetings of the Board and Committees

During 2014, there were five meetings of the Board of Directors. Each current director attended at least 75% of the total number of meetings of the Board held in 2014. The Board of Directors also acted at times by unanimous written consent, as authorized by our bylaws and the Nevada Revised Statutes.

We have no policy regarding the attendance of the members of our Board of Directors at our annual meetings of security holders. All of the members of our Board of Directors attended our 2014 annual meeting.

EXECUTIVE OFFICERS

Identity Of Executive Officers And Significant Employees

Name	Age	Position

Thomas E. Zelibor	60	Chmn. of the Board of Directors, Chief Executive Officer
James S. Marcelli	67	Director, President, Chief Operating Officer
Andrew J. Ashton	41	Director, Senior Vice President, Secretary
Terry Turpin	72	Optical Computing Expert(1)
Lou Bintz	54	Vice President of Product Development (2)

———————

1.

Our Optical Computing and signal-processing expert is not an executive officer position, but our Company anticipates that Mr. Turpin’s expertise in optical computing and his respect in the optical computing community will significantly contribute to the development of our Company.

2.

Our Vice President of Product Development is not an executive officer position, but our Company anticipates that Mr. Bintz’s expertise in product development will significantly contribute to the development of our anticipated commercial products.

Business Experience of Executive Officers and Significant Employees

The business experience of Messrs. Zelibor, Marcelli and Ashton is described above under the caption “Business Experience of Directors.”

Mr. Terry Turpin. Mr. Turpin has served as our Optical Computing expert since March 2008. Since October 2006, Mr. Turpin has been a member of the UMBC College of Natural Science and Mathematics Advisory Board. Until January 2007, when Northrop Grumman Space & Mission Systems Corp. acquired Essex Corporation, Mr. Turpin was a director of Essex Corporation. Mr. Turpin remained Senior Vice President and Chief Scientist for Essex Corporation after its acquisition until April 2007. Mr. Turpin was appointed as a director of Essex Corporation in January 1997 and became its Senior Vice President and Chief Scientist in 1996. He joined Essex Corporation through a merger with SEDC where he was Vice President and Chief Scientist from September 1984 through June 1989. From December 1983 to September 1984 he was an independent consultant. From 1963 through December 1983, the National Securities Agency (NSA) employed Mr. Turpin. He was Chief of the Advanced Processing Technologies Division for ten years. He holds patents for optical computers and adaptive optical components. Mr. Turpin represented NSA on the Tri-Service Optical Processing Committee organized by the Under Secretary of Defense for Research and Engineering. He received a Bachelor of Science degree in Electrical Engineering from the University of Akron in 1966 and a Master of Science degree in Electrical Engineering from Catholic University in Washington, D.C. in 1970.

Mr. Lou Bintz. Mr. Bintz has served as our Vice President of Product Development since June 1, 2013. Prior to that time, since March 2013, Mr. Bintz served as our Manager of Product Development. Previously, since 2007, Mr. Bintz served as an Engineering Manager Process Development at Nlight Photonics. From 2000 to 2006, Mr. Bintz served as a Sr. Researcher, Office of Future Technology and Products at Lumera. Mr. Bintz has almost two decades of experience in research and business development activities involving fiber and polymer optical sensors, electro-optic modulators, high power laser diodes, HDTV CRT systems, and OLED design fabrication and testing. Mr. Bintz has strong experience in six sigma based lean manufacturing methodologies & management of high volume production environments, and holds six US patents and four international patents in the field of electro-optic photonic device design and fabrication. He received a Bachelor of Science degree in Engineering Physics in 1991 and a Master of Science degree in Electrical Engineering in 1994, both from the University of Colorado, Boulder.

EXECUTIVE COMPENSATION

The table below summarizes all compensation awarded to, earned by, or paid to our named executive officers for the fiscal years ended December 31, 2014 and 2013.

Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	All Other Compensation ($) (i)	Total ($) (j)

Thomas E. Zelibor	2014	301,834	0	0	78,979	0	380,813
CEO, Chmn. of the Board (1)	2013	217,128	0	0	229,480	0	446,608

James S. Marcelli	2014	217,160	0	0	20,425	0	237,585
President, COO, Director (2)	2013	208,290	0	0	60,399	0	268,689

1.

Mr. Zelibor has served as our Chief Executive Officer since May 1, 2012; and prior to that time, he served as a non-executive member of our Board of Directors. Pursuant to an employment agreement, effective May 1, 2012, Mr. Zelibor receives a salary of $17,500 per month and an option to purchase up to 500,000 shares of common stock at an exercise price of $1.30 per share. The options vest quarterly over one year in equal installments of 125,000 shares per quarter beginning May 1, 2012. The employment agreement was amended on August 29, 2013, and effective September 1, 2013, his receives a salary of $18,750 per month. Pursuant to a new employment agreement dated March 3, 2014, Mr. Zelibor receives a salary of $25,000 per month effective January 1, 2014, a salary of $29,166.66 per month effective January 1, 2015 and an option to purchase up to 40,000 shares of common stock at an exercise price of $0.92 per share. The options vest quarterly over one year in equal installments of 10,000 beginning April 1, 2014. On July 11, 2008, Mr. Zelibor was awarded an option to purchase up to 100,000 shares of common stock at an exercise price of $1.75 per share. The option vests 25,000 shares immediately and the remaining annually over three years in equal annual installments of 25,000 shares per year beginning July 11, 2009. On November 9, 2012 the options were extended to July 10, 2015. On August 29, 2008, Mr. Zelibor was awarded an option to purchase up to 150,000 shares of common stock at an exercise price of $1.42 per share. The option vests 37,500 shares immediately and the remaining annually over three years in equal annual installments of 37,500 shares per year beginning August 29, 2009. On November 9, 2012 the options were extended to August 28, 2015. On December 13, 2010, Mr. Zelibor was awarded an option to purchase up to 100,000 shares of common stock at an exercise price of $1.00 per share. The option vests 25,000 shares immediately and the remaining annually over three years in equal annual installments of 25,000 shares per year beginning November 4, 2011. On December 19, 2011, Mr. Zelibor was awarded an option to purchase up to 250,000 shares of common stock at an exercise price of $1.01 per share. The option vests 62,500 shares immediately and the remaining annually over three years in equal annual installments of 62,500 shares per year beginning December 19, 2011. The values described in column (e) reflect shares of common stock for services related to our Operation Committee prior to May 1, 2012, the values described in column (f) reflect vested Options and the values described in column (i) reflect consulting fees paid to Mr. Zelibor prior to May 1, 2012. The compensation includes the amount for services rendered to the Company in his capacity as both an officer and a director.

2.

Mr. Marcelli served as our Chief Executive Officer and President from August 1, 2008 to April 30, 2012; and has served as our President and Chief Operating Officer since May 1, 2012. Pursuant to an employment agreement, effective August 1, 2010, and subsequently amended, Mr. Marcelli receives a salary of $16,667 per month and an option to purchase up to 100,000 shares of common stock at an exercise price of $1.50 per share. The options vest quarterly over two years in equal installments of 12,500 shares per quarter beginning August 1, 2010. Effective August 1, 2013, Mr. Marcelli receives a salary of $17,917 per month and an option to purchase up to 100,000 shares of common stock at an exercise price of $1.00 per share. The options vest in equal installments of 25,000 options with the first installment vesting on August 1, 2013 and the remaining installments vesting quarterly commencing on October 1, 2013. Pursuant to a previous employment agreement, Mr. Marcelli received, among other things, an option to purchase up to 1,050,000 shares of common stock at an exercise price of $1.75 per share. The options vest quarterly over three years in equal installments of 87,500 shares per quarter beginning November 1, 2008. On November 9, 2012 the options were extended to July 31, 2015. Additionally, in the event Mr. Marcelli’s employment terminates upon his death and the key man life insurance is in place for Mr. Marcelli, our Company will continue to pay the base cash compensation described in Mr. Marcelli’s employment agreement to his estate through the remainder of term of his employment agreement, or 90 days, whichever is longer. The values described in column (f) reflect vested Options. The compensation includes the amount for services rendered to the Company in his capacity as both an officer and a director.

At no time during the last fiscal year was any outstanding option otherwise modified or re-priced, and there was no tandem feature, reload feature, or tax-reimbursement feature associated with any of the stock options we granted to our executive officers or otherwise.

We grant stock awards and stock options to our executive officers based on their level of experience and contributions to our Company. The aggregate fair value of awards and options are computed in accordance with FASB ASC 718 and are reported in the Summary Compensation Table above in the columns (e) and (f).

The table below summarizes all of the outstanding equity awards for our named executive officers as of December 31, 2014, our latest fiscal year end.

Outstanding Equity Awards At Fiscal Year-End

	Option Awards					Stock Awards
Name (a)	Number of securities underlying unexercised options(#) exercisable (b)	Number of securities underlying unexercised options(#) unexercisable (c)	Equity incentive plan awards: number of securities underlying unexercised unearned options (#) (d)	Option exercise price ($) (e)	Option expiration date (f)	Number of shares or units of stock that have not vested (#) (g)	Market value of shares of units of stock that have not vested ($) (h)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#) (i)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($) (j)

Thomas E. Zelibor	100,000	—	—	1.75	7/10/15	—	—	—	—
CEO, Chairman of the	150,000	—	—	1.42	8/28/15	—	—	—	—
Board(1)(3)	100,000	—	—	1.00	12/12/15	—	—	—	—
	250,000	—	—	1.01	12/19/16	—	—	—	—
	500,000	—	—	1.69	4/30/22	—	—	—	—
	30,000	10,000	—	0.92	3/4/24	—	—	—	—
James S. Marcelli	100,000	—	—	1.50	7/31/15	—	—	—	—
President, COO,	1,050,000	—	—	1.75	7/31/15	—	—	—	—
Director(2)(3)	100,000	—	—	1.00	5/16/23	—	—	—	—

(1)

On March 4, 2014, Mr. Zelibor received an option to purchase 40,000 shares of common stock at an exercise price of $0.92 per shares. The options vest quarterly over one year in equal installments of 10,000 beginning April 1, 2014. On May 1, 2012, Mr. Zelibor received an option to purchase up to 500,000 shares of common stock at an exercise price of $1.30 per share. The options vest quarterly over one year in equal installments of 125,000 shares per quarter beginning May 1, 2012. On July 11, 2008, Mr. Zelibor was awarded an option to purchase up to 100,000 shares of common stock at an exercise price of $1.75 per share. The option vests 25,000 shares immediately and the remaining annually over three years in equal annual installments of 25,000 shares per year beginning July 11, 2009. On November 9, 2012 the options were extended to July 10, 2015. On August 29, 2008, Mr. Zelibor was awarded an option to purchase up to 150,000 shares of common stock at an exercise price of $1.42 per share. The option vests 37,500 shares immediately and the remaining annually over three years in equal annual installments of 37,500 shares per year beginning August 29, 2009. On November 9, 2012 the options were extended to August 28, 2015. On December 13, 2010, Mr. Zelibor was awarded an option to purchase up to 100,000 shares of common stock at an exercise price of $1.00 per share. The option vests 25,000 shares immediately and the remaining annually over three years in equal annual installments of 25,000 shares per year beginning November 4, 2011. On December 19, 2011, Mr. Zelibor was awarded an option to purchase up to 250,000 shares of common stock at an exercise price of $1.01 per share. The option vests 62,500 shares immediately and the remaining annually over three years in equal annual installments of 62,500 shares per year beginning December 19, 2011.

(2)

On August 1, 2008 Mr. Marcelli received an option to purchase up to 1,050,000 shares of Company common stock. The options vest quarterly over three years in equal installments of 87,500 shares per quarter beginning November 1, 2008. On August 1, 2010, Mr. Marcelli received an option to purchase up to 100,000 shares of Company common stock. The options vest quarterly over two years in equal installments of 12,500 shares per quarter beginning August 1, 2010. On November 9, 2012 the options were extended to July 31, 2015. August 1, 2013, Mr. Marcelli received an option to purchase up to 100,000 shares of common stock. The options vest in equal installments of 25,000 options with the first installment vesting on August 1, 2013 and the remaining installments vesting quarterly commencing on October 1, 2013.

(3)

In the event of a change in control of our Company, such person’s options will become fully vested and/or exercisable, as the case may be, immediately prior to such change in control, and shall remain exercisable as set forth in their stock option agreement.

Compensation of Directors

Set forth below is a summary of the compensation of our directors during our December 31, 2014 fiscal year.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Thomas E. Zelibor (1)	—	—	—	—	—	—	—
James S. Marcelli (1)	—	—	—	—	—	—	—
Andrew J. Ashton (1)	—	—	—	—	—	—	—
William C. Pickett, III (2)	—	—	50,902	—	—	—	50,902
Joseph A. Miller (3)	—	—	46,536	—	—	—	46,536
Ronald A. Bucchi, (4)	—	—	72,946	—	—	—	72,946
Siraj Nour El-Ahmadi (5)	—	—	72,967	—	—	—	72,967
George Lauro (6)	41,129	14,000	50,264	—	—	—	105,393

(1)

Serves as an executive officer and a director, but receives no additional compensation for serving as a director.

(2)

On January 8, 2008, Mr. Pickett received an option to purchase up to 100,000 shares of Company stock at an exercise price of $.72 that vest pursuant to the following schedule: 25,000 shares vested immediately; and the remaining options vest in 3 equal annual installments of 25,000 options per year commencing on January 8, 2009. On November 9, 2012 the options were extended to January 8, 2015. On October 1, 2014 the options were extended to January 8, 2017. On January 1, 2014, Mr. Pickett received an option to purchase up to 50,000 shares of Company stock at an exercise price of $0.715 that vest pursuant to the following schedule: 20,000 shares vested immediately; and the remaining options vest in equal quarterly installments of 10,000 per quarter commencing on April 1, 2014.

(3)

On May 10, 2011, Mr. Miller received an option to purchase up to 200,000 shares of Company stock at an exercise price of $1.12 that vest pursuant to the following schedule: 50,000 shares vested immediately; and the remaining options vest in 3 equal annual installments of 50,000 options per year commencing on May 10, 2012. On January 1, 2014, Mr. Miller received an option to purchase up to 50,000 shares of Company stock at an exercise price of $0.715 that vest pursuant to the following schedule: 20,000 shares vested immediately; and the remaining options vest in equal quarterly installments of 10,000 per quarter commencing on April 1, 2014.

(4)

On June 11, 2012, Mr. Bucchi received an option to purchase up to 200,000 shares of Company stock at an exercise price of $0.90 that vest pursuant to the following schedule: 50,000 shares vested immediately; and the remaining options vest in 3 equal annual installments of 50,000 options per year commencing on June 11, 2013. On August 29, 2013, Mr. Bucchi received an option to purchase up to 50,000 shares of Company stock at an exercise price of $0.84 that vest pursuant to the following schedule: 20,000 shares vested immediately; and the remaining options vest in equal quarterly installments of 10,000 options per quarter commencing on October 1, 2013. On January 1, 2014, Mr. Bucchi received an option to purchase up to 50,000 shares of Company stock at an exercise price of $0.715 that vest pursuant to the following schedule: 20,000 shares vested immediately; and the remaining options vest in equal quarterly installments of 10,000 per quarter commencing on April 1, 2014.

(5)

On November 1, 2013, Mr. Siraj Nour El-Ahmadi received an option to purchase up to 200,000 shares of Company stock at an exercise price of $0.93 that vest pursuant to the following schedule: 50,000 shares on November 1, 2013 and the remaining options vest in equal annual installments of 50,000 options per year commencing on November 1, 2014. On January 1, 2014, Mr. Siraj Nour El-Ahmadi received an option to purchase up to 50,000 shares of Company stock at an exercise price of $0.715 that vest pursuant to the following schedule: 20,000 shares vested immediately; and the remaining options vest in equal quarterly installments of 10,000 per quarter commencing on April 1, 2014.

(6)

During 2014 Mr. Lauro received $41,129 in cash and 15,687 shares of common stock as compensation for serving on our Operations Committee. On May 12, 2014, Mr. Lauro received an option to purchase up to 200,000 shares of Company stock at an exercise price of $0.763 that vest pursuant to the following schedule: 50,000 shares vested immediately; and the remaining options vest in 3 equal annual installments of 50,000 options per year commencing on May 12, 2015.

In the event of a change in control of our Company, all of the above person’s options become fully vested and/or exercisable, as the case may be, immediately prior to such change in control, and shall remain exercisable as set forth in their stock option agreement.

Securities Authorized for Issuance under Equity Compensation Plans

Equity Compensation Plans as of December 31, 2014.

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	6,212,000	$1.15	2,544,100
Equity compensation plans not approved by security holders (2)	5,607,600	$1.15	0
Total	11,819,600	$1.15	2,544,100
1.			Reflects our 2007 Employee Stock Plan for the benefit of our directors, officers, employees and consultants. We have reserved 10,000,000 shares of common stock for such persons pursuant to that plan.
2.			Comprised of common stock purchase warrants we issued for services.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of the Record Date, we had outstanding 58,405,704 shares of common stock. Each share of our common stock is entitled to one vote with respect to each matter on which it is entitled to vote. Pursuant to our bylaws and the Nevada Revised Statutes, directors will be elected by a plurality of the votes cast in person or by proxy, meaning the three nominees receiving the most votes will be elected as directors. A majority of shares entitled to vote on the subject matter and represented in person or by proxy at a meeting at which a quorum is present is required for all other items. Stockholders are not entitled to cumulative voting with respect to any matter.

The following table sets forth, as of the Record Date, the names, addresses, amount and nature of beneficial ownership and percent of such ownership of each person or group known to our Company to be the beneficial owner of more than five percent (5%) of our common stock:

Security Ownership of Management

Name and Address (1)	Amount and Nature of Beneficial Ownership (2)		% Owned (3)(4)

Thomas E. Zelibor Chief Executive Officer, Principal Executive Officer and Chmn. of the Board of Directors	1,156,824	(5)	1.98%
James S. Marcelli President, Chief Operating Officer, Principal Financial Officer and Director	1,503,400	(6)	2.57%
Andrew J. Ashton Senior Vice President, Secretary, and Director	2,981,667		5.10%
William C. Pickett, III Director	521,000	(7)	*
Joseph A. Miller, Jr. Director	276,800	(8)	*
Ronald A. Bucchi Director	437,400	(9)	*
Siraj Nour El-Ahmadi Director	150,000	(10)	*
George Lauro Director	118,211	(11)	*
Directors and Officers as a Group (8 Persons):	7,145,302		12.23%

* Less than 1%.

(1)

In care of our Company at 1831 Lefthand Circle, Suite C, Longmont, CO 80501.

(2)

To our best knowledge, as of the date hereof, such holders had the sole voting and investment power with respect to the voting securities beneficially owned by them, unless otherwise indicated herein. Includes the person's right to obtain additional shares of common stock within 60 days from the Record Date.

(3)

Based on 58,405,704 shares of common stock outstanding on the Record Date. Does not include shares underlying: (i) options to purchase shares of our common stock under our 2007 Plan and (ii) outstanding warrants to purchase shares of our common stock.

(4)

If a person listed on this table has the right to obtain additional shares of common stock within 60 days from the Record Date, the additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.

(5)

Consists of 50,124 shares of common stock, an option to purchase up to 1,100,000 shares of common stock exercisable within 60 days from the Record Date and a warrant to purchase up to 6,700 shares of common stock exercisable within 60 days from the Record Date.

(6)

Consists of 246,700 shares of common stock, an option to purchase up to 1,250,000 shares of common stock exercisable within 60 days from the Record Date and a warrant to purchase up to 6,700 shares of common stock exercisable within 60 days from the Record Date.

(7)

Consists of 21,000 shares of common stock and an option to purchase up to 500,000 shares of common stock exercisable within 60 days from the Record Date.

(8)

Consists of 13,400 shares of common stock, options to purchase up to 250,000 shares of common stock exercisable within 60 days from the Record Date and warrants to purchase up to 13,400 shares of common stock exercisable within 60 days from the Record Date.

(9)

Consists of 174,000 shares of common stock, an option to purchase up to 250,000 shares of common stock exercisable within 60 days from the Record Date and warrants to purchase up to 13,400 shares of common stock exercisable within 60 days from the Record Date.  Mr. Bucchi disclaims beneficial ownership of 53,000 shares held by his spouse.

(10)

Consists of an option to purchase up to 150,000 shares of common stock exercisable within 60 days from the Record Date.

(11)

Consists of 18,211 shares of common stock and an option to purchase up to 100,000 shares of common stock exercisable within 60 days from the Record Date.

The following table sets forth, as of the Record Date, the names, addresses, amount and nature of beneficial ownership and percent of such ownership of each person or group known to our Company to be the beneficial owner of more than five percent (5%) of our common stock:

Security Ownership of Certain Beneficial Owners

Name and Address of Beneficial Owner (1)	Amount and Nature Of Beneficial Ownership(3)	% of Class Owned (4)
Frederick J. Goetz, Jr. (2)	3,469,542	5.94%
Mary Goetz (2)	4,517,306	7.73%
Andrew J. Ashton	2,981,667	5.10%

(1)

In care of our Company at 1831 Lefthand Circle, Suite C, Longmont, CO 80501.

(2)

Frederick J. Goetz, Jr. is Mary Goetz’s son.

(3)

To our best knowledge, as of the date hereof, such holders had the sole voting and investment power with respect to the voting securities beneficially owned by them, unless otherwise indicated herein. Includes the person's right to obtain additional shares of common stock within 60 days from the date hereof.

(4)

Based on 58,405,704 shares of common stock outstanding on the Record Date. Does not include shares underlying: (i) options to purchase shares of our common stock under our 2007 Plan, or (ii) outstanding warrants to purchase shares of our common stock.

Change in Control Arrangements

We are not aware of any arrangements that could result in a change of control.

PROPOSAL ONE

ELECTION OF DIRECTORS

Our Directors hold office until the end of their respective terms or until their successors have been duly elected and qualified. Our executive officers are appointed by the Board of Directors and serve at the discretion of the Board.

The Board of Directors is divided into three classes, currently comprised of three Class I directors, all of whose terms will expire at the 2018 Annual Meeting; two Class II directors, all of whose terms will expire at the 2016 Annual Meeting; and three Class III directors, all of whose terms will expire at the 2017 Annual Meeting. The Board believes that a classified Board of Directors provides continuity and stability in pursuing the Company's policies and strategies and reinforces its commitment to long term perspective and value creation.

Nominees for Election as Director

At the time of the Annual Meeting, our Board of Directors will consist of eight directors: Thomas E. Zelibor; James S. Marcelli; Andrew J. Ashton; William C. Pickett, III; Joseph A. Miller, Jr.; Ronald A. Bucchi; Siraj Nour El-Ahmadi; and George Lauro.  At the Annual Meeting, the stockholders will elect three Class I directors to serve until the 2018 Annual Meeting or until their successors are duly elected and qualified.

The Board proposes that the individuals listed below as Class I nominees be elected as Class I directors. The nominees have consented to serve if elected to the Board. Each person nominated has agreed to serve if elected, and our Board of Directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the current Board of Directors to fill the vacancy.

The names of the Class I nominees are set forth below:

Name	Position(s) with the Company	Term	Year First Elected Director
Andrew J. Ashton	Director, Senior Vice President, Secretary	3 Years	2004
Siraj Nour El-Ahmadi	Director	3 Years	2013
George Lauro	Director	3 Years	2014

Directors Not Standing for Election

The names of the Directors who are not standing for election at the Annual Meeting are the following Class II directors whose terms expire in 2016: Joseph A. Miller, Jr. and Ronald A. Bucchi, and the following Class III directors, whose terms expire in 2017: Thomas E. Zelibor, James S. Marcelli and William C. Pickett, III.

Name	Position(s) with the Company	Class	Year First Elected Director
Joseph A. Miller, Jr.	Director	Class II	2011
Ronald A. Bucchi	Director	Class II	2012
Thomas E. Zelibor	Chm. of the Board of Directors, Chief Executive Officer	Class III	2008
James S. Marcelli	Director, President, Chief Operating Officer	Class III	2008
William C. Pickett, III	Director	Class III	2008

Vote Required

Directors will be elected by a plurality of the votes cast at the Annual Meeting. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote. Each holder of common stock is entitled to one vote for each share held.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the election of all of the above Nominees.

PROPOSAL TWO

APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO

INCREASE AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors has approved, and recommends that stockholders approve, an amendment to our Articles of Incorporation to increase the number of shares of common stock that our Company is authorized to issue from 100,000,000 to 250,000,000. The number of authorized shares of preferred stock, par value $.001, will not change and will remain at 1,000,000 shares. As of the Record Date, a total of 58,405,704 shares of common stock were issued and outstanding, and approximately 21,831,302 shares of common stock are reserved for issuance pursuant to our 2007 Employee Stock Plan, Lincoln Park purchase agreement, outstanding warrant agreements and other agreements, leaving approximately 19,762,994 unissued and unreserved shares of common stock authorized under our Articles of Incorporation. No shares of preferred stock are issued and outstanding or reserved for issuance.

If approved, the increased number of authorized shares of common stock will provide the Company with the ability to issue shares in connection with acquisitions, stock splits or dividends, the sale of common stock or preferred stock to raise additional capital, stock option and other equity compensation arrangements and other general corporate purposes. The shares could be issued from time to time for such purposes as the Board of Directors may approve and, unless required by applicable law, no further vote of our stockholders will be required. The Company has no current plans, proposals or arrangements for the issuance of any of the additional shares to be authorized by the amendment described in this Proposal 2.

The issuance of any additional shares of common stock or preferred stock may have the effect of diluting the percentage of stock ownership, book value and voting rights of present stockholders (unless present stockholders purchase additional shares in connection with such issuance necessary to maintain their pro rata interest). The amendment may also have the effect of discouraging attempts to acquire control of our Company, as additional shares of common stock or preferred stock could be issued to make such an attempt more difficult by diluting the stock ownership and voting power of, or increasing the cost to, a party seeking to obtain control. This amendment is not being proposed in response to any known effort or threat to acquire control of our Company and is not part of a plan by management to adopt measures having an anti-takeover effect.

If approved, the additional shares of common stock will have the same characteristics as the currently authorized shares of common stock of the Company. Holders of common stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company. The text of the Certificate of Amendment is set forth in Appendix A to this Proxy Statement.

Vote Required

The vote required to amend our Articles of Incorporation is the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote in person or by proxy and entitled to vote on the matter. Each holder of common stock is entitled to one vote for each share held.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote “FOR” approval of the amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock.

PROPOSAL THREE

RATIFICATION OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR 2015

We are asking stockholders to ratify the appointment of Morison Cogen LLP to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. Morison Cogen LLP was our independent registered public accounting firm for our fiscal year ended December 31, 2014. Representatives of Morison Cogen, LLP will not be present at the Annual Meeting.

The aggregate fees billed for professional services by Morison Cogen, LLP during 2014 and 2013 were as follows:

	2014	2013

Audit Fees	$51,330	$49,000
Audit-Related Fees	—	—
Tax Fees	6,000	6,000
All Other Fees	—	—

Audit Fees are the fees billed during the years ended December 31, 2014 and December 31, 2013 for professional services rendered by Morison Cogen, LLP for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-Q or services that are normally provided by Morison Cogen, LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees are the aggregate fees billed during the years ended December 31, 2014 and December 31, 2013 for assurance and related services by Morison Cogen, LLP that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the category Audit Fees described above.

Tax Fees are the fees billed during the years ended December 31, 2014 and December 31, 2013 for tax compliance by Morison Cogen, LLP.

All Other Fees are the aggregate fees billed for products and services provided during the years ended December 31, 2014 and December 31, 2013 by Morison Cogen, LLP, other than the services reported in the above categories.

Audit Committee Pre-Approval Policies.

The Company’s audit committee currently does not have any pre-approval policies or procedures concerning services performed by Morison Cogen, LLP. All the services performed by Morison Cogen, LLP that are described above were pre-approved by the Company’s audit committee.

None of the hours expended on Morison Cogen, LLP’s engagement to audit the Company’s financial statements for the years ended December 31, 2014 and December 31, 2013 were attributed to work performed by persons other than Morison Cogen, LLP’s full-time, permanent employees.

Vote Required

The vote required to ratify the appointment of Morison Cogen LLP to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 is the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting. Each holder of common stock is entitled to one vote for each share held.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote “FOR” the proposal to ratify the appointment of Morison Cogen LLP to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

PROPOSAL FOUR

ADVISORY VOTE ON NAMED

EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) added Section 14A to Securities Exchange Act of 1934, as amended (the “Exchange Act”), which enables our stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

We currently do not have an executive compensation committee and our Board of Directors serve this function. Our named executive officer compensation program is designed to attract, motivate and retain our named executive officers, who are critical to our success, while working within the available resources. Our Board of Directors believes that it has taken a responsible approach to compensating our named executive officers given our limited resources.

Please read the “Executive Compensation” section of this proxy statement for additional details about our executive compensation program. The compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment. Our Board of Directors believes that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our named executive officers to dedicate themselves fully to value creation for our stockholders.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2015 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the compensation committee (if we appoint a separately designated compensation committee in the future) or our Board of Directors. Our Board of Directors values the views of our stockholders and will consider the outcome of the vote when determining future compensation arrangements for our named executive officers.

Vote Required

This vote is an advisory vote and is therefore not binding on the Company or the Board of Directors. The vote required for approval of the compensation of our named executive officers is the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting. Each holder of common stock is entitled to one vote for each share held.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote “FOR” the approval of the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

PROPOSAL FIVE

ADVISORY VOTE ON THE FREQUENCY OF THE

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act, as added by the Dodd-Frank Act, also enables our stockholders to indicate their preference as to how frequently we should seek an advisory vote on the compensation of our named executive officers. The proxy card provides stockholders with the opportunity to choose among four options (holding the advisory vote on executive compensation every one, two or three years, or abstain from voting) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board of Directors. You may cast your vote on your preferred voting frequency by choosing the option of once every year (“1 year”), once every two years (“2 years”), once every three years (“3 years”), or you may abstain from voting.

After careful consideration of this proposal, the Board of Directors has determined that an advisory vote on executive compensation that occurs every three years is the most appropriate alternative for the Company, and therefore your Board of Directors recommends that you vote for a three year (3-year) frequency for the advisory vote on executive compensation.

In formulating its recommendation, our Board of Directors considered that a triennial vote will allow stockholders to better evaluate our executive compensation program in relation to our short- and long-term Company performance. Additionally, a triennial vote will provide us with time to respond to stockholder concerns and implement appropriate revisions.

The purpose of this proposal is to assess stockholder preferences on the frequency of future advisory votes on executive compensation, and as such, there will be no approval or adoption of a resolution establishing the frequency of future advisory votes on executive compensation. The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be considered the frequency for the advisory vote on executive compensation that is preferred by our stockholders. However, because this vote is advisory and not binding on the Board of Directors or the Company in any way, the Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option preferred by our stockholders.

Vote Required

This vote is an advisory vote and is therefore not binding on the Company or the Board of Directors. You may choose from the following alternatives: every year, every two years, every three years or you may abstain. The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be considered the frequency for the advisory vote on executive compensation that is preferred by our stockholders. While the Board of Directors will consider our stockholders’ preference as reflected in the vote on this proposal in determining how frequently the advisory vote on executive compensation occurs in the future, our Board of Directors will have the discretion to determine the actual frequency at which the required advisory stockholder vote on the compensation of our named executive officers will be conducted, because the vote on such frequency is only advisory and non-binding. The Board of Directors’ determination on the actual frequency of such vote will be disclosed in a Form 8-K to be filed in accordance with the rules of the SEC.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote “FOR” a three year (3-year) frequency for the advisory vote on executive compensation.

STOCKHOLDER PROPOSALS FOR 2016 ANNUAL MEETING

Deadline for Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials Pursuant to Rule 14a-8.

To be considered for inclusion in our Proxy Statement relating to the 2016 Annual Meeting of Stockholders pursuant to Rule 14a-8 of Regulation 14A under the Exchange Act, stockholder proposals must be received no later than December 9, 2015. Such proposals should be delivered to Andrew Ashton, Secretary, Lightwave Logic, Inc., 1831 Lefthand Circle, Suite C, Longmont, CO 80501.

Requirements for Stockholder Proposals to be Brought Before the Annual Meeting Outside of Rule 14a-8.

To be considered for inclusion in the 2016 Annual Meeting of Stockholders outside of Rule 14a-8 of Regulation 14A under the Exchange Act, in order for a stockholder proposal to be considered "timely" within the meaning of Rule 14a-4(c)(1) of the Exchange Act, stockholder proposals must be received prior to February 22, 2016 and in accordance with the Company’s bylaws. A copy of the full text of our bylaws is available to stockholders upon written request. Requests should be directed to Andrew Ashton, Secretary, Lightwave Logic, Inc., 1831 Lefthand Circle, Suite C, Longmont, CO 80501.

In addition, the proxy solicited by the Board of Directors for the 2016 Annual Meeting of Stockholders will confer discretionary authority to vote on (i) any proposal presented by a stockholder at that meeting for which we have not been provided with notice on or prior to February 22, 2016 and (ii) any proposal made in accordance with the bylaw provisions.

OTHER MATTERS

Our Board of Directors knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, our Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with the best judgment of the proxy holders.

Whether or not you intend to be present at the meeting, you are urged to fill out, sign, date and return the enclosed proxy at your earliest convenience.

Longmont, CO

April 7, 2015

APPENDIX A

BARBARA CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: Lightwave Logic, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article IV - STOCK is deleted in its entirety and replaced as follows:

Article IV - STOCK - The aggregate number of shares which this corporation shall have authority to issue is 250,000,000 shares of Common Stock having a par value of $0.001 per share and 1,000,000 shares of Preferred Stock having a par value of $0.001 per share. All Common Stock of the corporation shall be of the same class, and shall have the same rights and preferences. The corporation shall have authority to issue the shares of Preferred Stock in one or more series with such rights, preferences and designations as determined by the Board of Directors of the corporation. Fully-paid stock of this corporation shall not be liable to any further call or assessment.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional)	Date:	Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X
Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit-After
Revised: 1-5-15

A-1

LIGHTWAVE LOGIC, INC. c/o BROADRIDGE PO BOX 1342 BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

			For	Withhold	For All	To withhold authority to vote for any individual
			All	All	Except	nominee(s), mark “For All Except” and write the
The Board of Directors recommends you vote FOR the following:						number(s) of the nominee(s) on the line below.
1.	Election of Directors		☐	☐	☐
Nominees:

	01 Andrew J. Ashton	02 Siraj Nour El-Ahmadi	03 George Lauro

The Board of Directors recommends you vote FOR proposals 2, 3 and 4 and 3 Years on proposal 5							For	Against	Abstain

2.	Approval of the Amendment to the Company’s Articles of Incorporation.						☐	☐	☐

3.	Ratification of the appointment of Morison Cogen LLP to serve as the Company’s Independent Registered Public Accounting firm for fiscal year 2015.						☐	☐	☐

4.	Advisory vote to approve named executive officer compensation.						☐	☐	☐

5.	Advisory vote on the frequency of future advisory votes to approve named executive officer compensation.					☐ 1 year	☐ 2 years	☐ 3 years	☐
NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com.

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LIGHTWAVE LOGIC, INC.
Annual Meeting of Shareholders
May 15, 2015 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) Thomas E. Zelibor and/or James S. Marcelli with the power of substitution and resubstitution to vote any and all shares of capital stock of Lightwave Logic, Inc. (the "Company") which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Annual Meeting of the Company, to be held on Thursday, May 15, 2015 at 10:00 a.m. local time, and at any adjournments thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of any Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged).

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side